Restricted Net Assets	12 Months Ended
Dec. 31, 2023
Text Block [Abstract]
Restricted Net Assets
29	RESTRICTED NET ASSETS
Some of TDCX’s consolidated subsidiaries have certain restrictions on their ability to pay dividends or make intercompany loans and advances pursuant to the following legal restrictions and financing arrangements:

(1)	PRC legal restrictions permit payments of dividends by TDCX’s PRC subsidiaries only out of their retained earnings, if any, determined in accordance with PRC regulations.

(2)	Other legal restrictions for the subsidiaries in PRC and Thailand for the distribution of dividend. Refer to Note 28 (b) for further details.
The balance of restricted net assets TDCX’s consolidated subsidiaries held was less than 25% of its consolidated net assets as of December 31, 2023 and December 31, 2022.